SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-LILLIAN VERNON CORP.

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 6/27/97            2,400            16.6750
               THE GABELLI SMALL CAP GROWTH FUND
                                 6/27/97            1,900            16.8000
               THE GABELLI ASSET FUND
                                 6/18/97           10,000            16.1750
               THE GABELLI ABC FUND
                                 5/23/97            1,800            15.8000
          GAMCO INVESTORS, INC.
                                 7/17/97            3,000            17.0000
                                 7/16/97           15,000            17.0000
                                 7/15/97            2,000            17.0000
                                 7/14/97            9,000            16.9861
                                 6/27/97            1,000            16.5000
                                 6/18/97            3,000            16.1125
                                 6/17/97            1,800            16.0000
                                 5/30/97            7,300            15.9533
                                 5/23/97            2,700            15.7500
          GAMCO INVESTORS, INC.
                                 6/18/97           10,000            16.1125
                                 6/17/97            6,100            16.0000
                                 6/04/97            3,500            15.9533
                                 6/03/97            1,100-           15.8125
                                 5/30/97            1,500            15.9533
                                 5/23/97              500            15.7500








(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE AMERICAN STOCK EXCHANGE.

(2) PRICE EXCLUDES COMMISSION.



                                       31